SUMMARY PROSPECTUS

APRIL 30, 2024

VALIC COMPANY I

INTERNATIONAL SOCIALLY RESPONSIBLE FUND

(TICKER: VCSOX)

The Fund’s Statutory Prospectus and Statement of Additional Information, each dated April 30, 2024, as amended and supplemented from time to time, and the most recent annual and semi-annual shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Fund is offered only to registered and unregistered separate accounts of The Variable Annuity Life Insurance Company and its affiliates and to qualifying retirement plans and IRAs and is not intended for use by other investors.

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Statutory Prospectus and the above-incorporated information online at https://www.corebridgefinancial.com/rs/prospectus-and-reports/annuities#underlyingfunds. You can also get this information at no cost by calling 800-448-2542 or by sending an e-mail request to Forms.Request@valic.com.

The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Summary Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Objective

The Fund seeks to obtain growth of capital through investment, primarily in equity securities of companies which meet the social criteria established for the Fund.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.63%
Fee Waivers and/or Expense Reimbursements[1]	0.09%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.54%

1

The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC is equal to 0.410% on the first $500 million of the Fund’s average daily net assets, 0.385% on the next $500 million of the Fund’s average daily net assets, and 0.360% on average daily net assets over $1 billion. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$55	$193	$342	$778

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of its net assets in the equity securities of companies that meet the Fund’s social criteria located in at least three different countries, with at least 40% of net assets in foreign securities, or if conditions are unfavorable, at least 30% of

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net assets in foreign securities. The Fund will generally invest in the equity securities of large- and mid-cap companies domiciled in Europe, Australasia and the Far East. To determine which companies meet the Fund’s social criteria, the subadviser incorporates into its investment process research services from an independent social research service, MSCI ESG Research, LLC (“MSCI ESG Research”). The Fund does not invest in the securities of companies that do not meet its social criteria. The Fund’s subadviser will generally assess whether a company continues to meet the social criteria on a monthly basis. The Fund may invest up to 20% of net assets in other securities of companies that meet the Fund’s social criteria, including preferred stock, convertible securities, and high quality money market securities and warrants. The Fund may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.

The principal investment technique of the Fund is to approximate the capitalization weighted total rate of return of the MSCI EAFE Index (net) (the “MSCI EAFE Index”), however, the Fund shall exclude securities screened out to meet the social criteria established for the Fund.

The portfolio managers select securities from the MSCI EAFE Index that meet the Fund’s social criteria, and by employing a statistical technique known as “optimization.” Through this selection process, the portfolio managers seek to select a portfolio of securities that will approximate the capitalization weighted total rate of return of the MSCI EAFE Index while maintaining similar risk characteristics to the MSCI EAFE Index. The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. Because the Fund limits its selection to securities that meet its social criteria, not all of the securities in the MSCI EAFE Index are included in its portfolio, and the Fund’s holdings may be underweight or overweight particular securities, sectors or industries within the MSCI EAFE Index. The subadviser may use derivatives in seeking to track the performance of the MSCI EAFE Index, including futures and total return swaps.

The Fund’s social criteria are as follows:

The Fund does not invest in companies that have significant revenues derived from:

•	the manufacture or distribution of civilian firearms, military weapons or weapons delivery systems;

•	the manufacture or distribution of alcoholic beverages or tobacco products;

•	the operation of gambling-related businesses; and

•	the production of nuclear energy.

The Fund’s revenue criteria are established by the Fund’s subadvisor and are applied based on MSCI ESG Research revenue calculations.

The Fund also excludes companies with low environmental, social and governance controversy scores, as determined and provided by MSCI ESG Research. MSCI ESG Research uses a rules based methodology to assess issuers on key environmental, social, and governance issues (“MSCI Controversy Case Score”), including: (1) environmental issues such as climate change, natural resources, pollution and waste, and environmental opportunities; (2) social issues such as human capital, product liability, stakeholder opposition and social opportunities; and (3) governance issues such as corporate governance and corporate behavior.

The Fund does not invest in companies that, based on low MSCI Controversy Case Scores:

•	have a history of poor labor-management relations;

•	engage in businesses or have products that have a severely negative impact on the environment;

•

have significant business operations in countries whose governments pose human rights concerns; operate businesses that have a significantly adverse impact on the communities in which they are located;

•

engage in businesses or have products that have a severely negative impact on their customers which may include companies that have products that pose safety or health concerns, engage in practices that are anti-competitive or have marketing that is inappropriate or misleading; and

•	have a history of poor business ethics, which may include companies that have incidents of bribery or fraud, or poor governance structures.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above. Since the Fund’s definition of social criteria is not “fundamental,” VC I’s Board of Directors may change it without shareholder approval.

Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.

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The following is a summary of the principal risks of investing in the Fund.

Equity Securities Risk. The Fund invests primarily in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

ESG Investment Risk. The Fund’s adherence to its social criteria and application of related analyses when selecting investments may negatively impact the Fund’s performance, including relative to similar funds that use different criteria, or to funds that do not adhere to such criteria or apply such analyses. Social criteria screening limits the availability of investment opportunities for the Fund. If the Fund changes its social criteria or a company stops meeting the Fund’s social criteria, the Fund will sell the affected investments even if this means the Fund loses money. The employment of an independent social research service to assess social criteria could also negatively impact the Fund’s performance, as such service may cause different outcomes in assessing the Fund’s social criteria than if the Fund were to not use such service or were to select a different research service. Additionally, the Fund’s adherence to its social criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be more difficult if data about a particular company or market is limited. The Fund’s social criteria may be dependent upon information and data that may be incomplete, inaccurate or unavailable. The Fund may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s practices or the Fund’s assessment of such may change over time.

Failure to Match Index Performance Risk. The ability of the Fund to match the performance of the MSCI EAFE Index may be affected by, among other things, changes in securities markets, the manner in which performance of the MSCI EAFE Index is calculated, changes in the composition of the MSCI EAFE Index, the amount and timing of cash flows into and out of the Fund, commissions, portfolio expenses, and any differences in the pricing of securities by the Fund and the MSCI EAFE Index. When the Fund employs an “optimization” strategy, the Fund is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Fund may perform differently than the MSCI EAFE Index.

Foreign Investment Risk. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Large- and Mid-Cap Companies Risk. Investing in large-and mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Derivatives Risk. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.

Futures Risk. Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. A futures contract is considered a derivative because it derives its value from the price of the underlying commodity, security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying commodity, security or financial index.

Swaps Risk. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a “basket” of securities representing a particular index. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions.

Geographic Risk. If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social

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conditions in those countries or that region may have a significant impact on its investment performance.

Currency Risk. Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, disease/virus, outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Convertible Securities Risk. Convertible security values may be affected by market interest rates, issuer defaults and underlying common stock values; security values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back the securities at a time unfavorable to the Fund.

Preferred Stock Risk. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stockholders typically do not have voting rights.

Money Market Securities Risk. An investment in the Fund is subject to the risk that the value of its investments in high-

quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Warrant Risk. A warrant entitles the holder to purchase a specified amount of securities at a pre-determined price. Warrants may not track the value of the securities the holder is entitled to purchase and may expire worthless if the market price of the securities is below the exercise price of the warrant.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI EAFE Index (net) (a broad-based securities market index), which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

BlackRock Investment Management, LLC (“BlackRock”) assumed sub-advisory responsibilities on April 28, 2025. Prior to this time, the Fund was subadvised by SunAmerica Asset Management, LLC.

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-0.33%
6.95%
22.71%
-8.45%
25.98%
8.36%
12.45%
-16.55%
18.35%
2.96%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:

Highest Quarterly Return: December 31, 2022 18.68%

Lowest Quarterly Return: March 31, 2020 -22.35%

Year to Date Most Recent Quarter: March 31, 2025  5.96%

Average Annual Total Returns (For the periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Fund	2.96%	4.38%	6.46%
MSCI EAFE Index (net)	3.82%	4.73%	5.20%

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Investment Adviser

The Fund’s investment adviser is VALIC.

The Fund is subadvised by BlackRock.

Portfolio Managers

Name and Title	Portfolio Manager of the Portfolio Since
Jennifer Hsui, CFA Managing Director, Global Head of Index Equity Investments	2025
Paul Whitehead Managing Director, Deputy Head of Index Equity Investments	2025
Peter Sietsema, CFA Director, Head of North America Portfolio Management	2025
Matt Waldron, CFA Managing Director, Head of International Portfolio Management	2025
Steven White Director, Co-CIO for Index Equity Investments	2025

Purchases and Sales of Fund Shares

Shares of the Funds may only be purchased or redeemed through Variable Contracts offered by the separate accounts of VALIC or other participating life insurance companies and through qualifying retirement plans (“Plans”) and IRAs. Shares of each Fund may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.

The Funds do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums. The prospectus (or other offering document) for your Variable Contract contains additional information about purchases and redemptions of the Funds’ shares.

Tax Information

A Fund will not be subject to U.S. federal income tax so long as it qualifies as a regulated investment company and distributes its income and gains each year to its shareholders. However, contractholders may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

The Funds are not sold directly to the general public but instead are offered to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs. The Funds and their related companies may make payments to the sponsoring insurance company or its affiliates for recordkeeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Funds as underlying investment options in a variable contract. Visit your sponsoring insurance company’s website for more information.

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